UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

Longboard Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-40192	84-5009619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 950 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 789-9283

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, "we" and "our" refer to Longboard Pharmaceuticals, Inc.

Item 7.01 Regulation FD Disclosure.

On June 10, 2024, Longboard Pharmaceuticals, Inc. ("Longboard") issued a press release announcing interim data from the PACIFIC Open-Label Extension (OLE) Study. A copy of the press release is attached hereto as Exhibit 99.1.

Included as Exhibit 99.2 to this Form 8-K is a slide presentation titled PACIFIC Open-Label Extension (OLE) Interim Analysis dated June 10, 2024, that is incorporated herein by reference. We intend to utilize this presentation and its contents in various meetings with securities analysts, investors and others.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing we make with the U.S. Securities and Exchange Commission ("SEC"), whether before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

On June 10, 2024, Longboard announced positive interim results from the PACIFIC OLE Study evaluating bexicaserin (LP352) for participants with Developmental and Epileptic Encephalopathies ("DEEs").

The PACIFIC OLE Study is a 52-week Phase 2, open-label, long-term safety study of bexicaserin in participants with a range of DEEs, including Dravet syndrome (n=3), Lennox-Gastaut syndrome (n=20) and DEE Other (n=18), who completed the PACIFIC Study (n=41). The study objectives are to investigate the safety and tolerability of multiple doses of bexicaserin in participants with DEEs, and to analyze the effect of bexicaserin on the frequency of observed countable motor seizures and other seizure types. The interim analysis was conducted when participants reached the approximate 6-month point in the OLE Study.

Summary of Interim Efficacy Results

The median change in countable motor seizure frequency for participants in the OLE Study over an approximate 6-month treatment period was a decrease of 56.1% (n=40) from their baseline entering the PACIFIC Study.

The median change in countable motor seizure frequency from baseline for:

•
participants randomized to the bexicaserin-treated group in the PACIFIC Study was a decrease of 54.9% (n=31)
•
participants randomized to the placebo group in the PACIFIC Study that transitioned to bexicaserin in the OLE was a decrease of 57.3% (n=9)

Summary of Interim Safety and Tolerability Results

Favorable safety and tolerability results were observed in this study. 100% of PACIFIC Study completers elected to enroll in the OLE with 95.1% (39 out of 41) remaining in the ongoing open-label study. One participant discontinued due to the adverse event (AE) of lethargy and one participant discontinued by withdrawal of consent. The most common treatment emergent AEs in the overall group (n=41) occurring in >5% of patients were upper respiratory tract infections, COVID-19, pneumonia, sinusitis, seizures, and decreased appetite.

Planned Activities

Planning for a global Phase 3 program for bexicaserin is ongoing, with an End of Phase 2 meeting scheduled this summer and an expectation to initiate the Phase 3 program later this year.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that are not historical facts may be considered "forward-looking statements," including statements regarding Longboard's planned global Phase 3 program for bexicaserin and Longboard's plans to present additional data from the PACIFIC Study at future medical meetings. Forward-looking statements are typically, but not always, identified by the use of words such as "intend", "future", "plan", "expect" and other similar terminology.

Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk that topline or interim data may not accurately reflect the complete results of a particular study or trial and remain subject to audit, and that final data may differ materially from topline or interim data; PACIFIC Study participants' diagnoses are as of time of screening and are subject to change; risks related to Longboard's limited operating history, financial position and need for additional capital; Longboard's need for additional managerial and financial resources to advance all of its programs, and that you and others may not agree with the manner in which Longboard allocates its resources; risks related to the development and commercialization of Longboard's product candidates; Longboard's product candidates are in the early to middle phases of a lengthy research and development process, the timing, manner and outcome of research, development and regulatory review is uncertain, and Longboard's product candidates may not advance in research or development or be approved for marketing; enrolling participants in Longboard's ongoing and intended clinical trials is competitive and challenging; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Longboard's or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; macroeconomic events and their impact on Longboard's clinical trials and operations, the operations of Longboard's suppliers, partners, collaborators, and licensees, and capital markets; risks related to unexpected or unfavorable new data; risks related to relying on licenses or collaborative arrangements; other risks related to Longboard's dependence on third parties; competition; product liability or other litigation or disagreements with others; government and third-party payor actions, including relating to reimbursement and pricing; risks related to regulatory compliance; and risks related to Longboard's and third parties' intellectual property rights, as well as the risks detailed in Longboard's recent filings on Forms 10-K and 10-Q with SEC. Longboard disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description
99.1	Press release regarding PACIFIC OLE Study Interim Results dated June 10, 2024
99.2	Slide presentation titled “Bexicaserin (LP352) Open-Label Extension (OLE) Interim Analysis” dated June 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longboard Pharmaceuticals, Inc.

Date: June 10, 2024	By:	/s/ Kevin R. Lind
Kevin R. Lind
President and Chief Executive Officer